UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22302

 Multi-Manager Master Portfolio, LLC

  (Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC	3801 PGA Blvd. Suite 555	Palm Beach Gardens, FL 33410
(Address of principal executive offices)

Suzanne Carlisle
GenSpring Family Offices, LLC
3801 PGA Blvd, Suite 555
Palm Beach Gardens, FL 33410
(Name and address of agent for service)

Registrant’s telephone number, including area code: (561) 746-8444

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

Multi-Manager Master Portfolio, LLC
(A Limited Liability Company)
Semi-Annual Report
September 30, 2011

i

Dear Partners,

We are pleased to enclose the semi-annual report for the Multi-Manager Portfolios (“MMP”) for the period ending September 30, 2011. As always, we appreciate your continued support and investment. Net assets of the MMP stood at approximately $437 million as of September 30.

Between its re-naming and its re-positioning, it has been an active period for the MMP. As we have relayed in recent communications, we have worked to refine the management process of the portfolio, with the goal of more effectively measuring the success of our strategy allocation and manager selection decisions. We have also changed the name of the portfolios from “Growth Capital Portfolios” to “Multi-Manager Portfolios” and revised the investment objectives to better communicate the investment program and goals of the MMP as follows: “The investment objective of the Portfolios is to seek long-term capital appreciation, while attempting to reduce risk and volatility.” This past June, we separated more illiquid holdings into a discrete liquidating structure. We introduced a new process to measure the success of our strategy allocation and manager selection decisions that we are using to monitor and analyze our decisions at frequent intervals. The revised process centers on the establishment of neutral target allocations for each of the strategies that are pursued by the funds in which the MMP invests. Relative to the neutral positions, we may overweight or underweight particular strategies depending on where we see opportunities and risks. Through this process, we strive to quickly identify unsuccessful decisions so that we may take corrective action where possible. Over time, we intend that investors would expect regular positive contributions from both dimensions.

The MMP is managed to produce returns with medium to low volatility in most market circumstances, and with the goal of avoiding extreme negative surprises with only modest draw-downs during difficult times. The MMP’s monthly returns are measured against the HFRI Funds-of-Funds Diversified Index, which is comprised of most of the externally managed funds of funds that one might consider as alternatives to the MMP. Though we do not expect the fund to outperform this index each of every month, our aim is to add value over a full market cycle.

Since inception in July 2009, the MMP has returned approximately 3.1% on an annualized basis through September 2011, with positive monthly returns in 19 out of 27 months. This compares to a 7.0% annualized return for the HFRI Funds-of-Funds Diversified Index over the same time period. The MMP’s standard deviation of returns over the same time period has been approximately 4.2%. The MMP invests in four broad strategies: Credit, Equity, Multi-Strategy and Global Trading. The graph below shows the allocations to these strategies at September 30, 2011. Since the repositioning, recent performance versus the benchmark has been strong. The MMP’s three month return as of September 30, 2011 was -1.0% compared with -4.3% for the HFRI Diversified FoF benchmark, a significant outperformance.

With 19 high-conviction investments as of September 30, 2011, we are excited about the positioning of the portfolio and its investment potential.

As always, should you have any questions or need any additional information, please do not hesitate to contact your GenSpring family office.

Sincerely,

Maria Elena (Mel) Lagomasino	Jean L.P. Brunel

President, Growth Capital Portfolio LLC	Chief Investment Officer

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
September 30, 2011
(Unaudited)

Assets
Investments in Investment Vehicles, at fair value (cost $379,291,998)	$425,153,727
Cash and cash equivalents	9,334,862
Interest receivable	145
Receivable from investments sold	14,288,055
Prepaid expenses and other assets	127,210
Total assets	$448,903,999
Liabilities and Members’ Capital
Contributions received in advance	$250,000
Payable for investments purchased	179,746
Withdrawals payable	10,689,126
Administration fees payable	104,450
Accounts payable and accrued expenses	184,857
Total liabilities	11,408,179
Members’ capital	437,494,832
Managing member’s capital	988
Total members’ capital	437,495,820
Total liabilities and members’ capital	$448,903,999
Members’ Capital
Represented by:
Net capital contributions	$391,634,091
Accumulated net unrealized appreciation/depreciation from investments	45,861,729
$437,495,820

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments
September 30, 2011
(Unaudited)

	Acquisition Date	Cost	Shares	Fair Value	% of Members' Capital
Investments in Investment Vehicles (97.18% of Members' Capital)
Credit Strategies (12.21% of Members' Capital)
Distressed Debt
Litespeed Partners, LP	9/30/2011	$179,746		$179,746	0.04%
Long-Short Credit
Brigade Leveraged Capital Structures Fund, LP	7/1/2009	8,488,454		10,508,176	2.40%
Mortgage Related
Halcyon Asset Backed Value Fund, LP(1)	9/1/2010	20,000,000		22,480,547	5.14%
Magnetar Structured Credit Fund, LP(1)	1/1/2011	20,000,000		20,252,748	4.63%
Total Mortgage Related				42,733,295
Total Credit Strategies (Cost $48,668,200)				53,421,217
Equity Strategies (39.68% of Members' Capital)
Long-Short Emerging
Sansar Capital Special Opportunity Fund, LP(1)	7/1/2009	7,079,528		8,470,428	1.94%
Long-Short Global
Orange Capital Domestic I, LP	7/1/2009	18,917,474		21,434,195	4.90%
Long-Short Non-U.S.
The Alphagen Octanis Fund Limited – Class A	7/1/2009	18,602,438	98,888	19,285,312	4.41%
Long-Short U.S.
Greenlight Capital Qualified, LP	7/1/2009	50,743,685		59,560,287	13.61%
Marble Arch QP Partners, LP	7/1/2009	12,122,826		19,171,410	4.38%
P2 Capital II Fund, LP(2)	7/1/2009	9,162,957		13,519,418	3.09%
Total Long-Short U.S.				92,251,115
Low Net Sector
Cygnus Utilities, Infrastructure & Renewables, LLC	9/1/2010	5,000,000		4,789,088	1.10%
Durban Capital, LP(1)	7/1/2009	5,253,590		5,245,666	1.20%
Total Low Net Sector				10,034,754
Low Net U.S.
Axial Capital Institutional, LP	7/1/2009	22,478,792		22,089,538	5.05%
Total Equity Strategies (Cost $149,361,290)				173,565,342
Global Trading (12.82% of Members' Capital)
Energy
BlueGold Global Fund, LP	7/1/2009	19,606,512		16,456,331	3.76%
Global Macro
Abbey Capital Macro Fund – Class A(1)	10/1/2009	11,340,725	100,713	10,619,119	2.43%
Managed Futures
ACL Alternative Fund Limited	10/1/2009	27,707,734	108,510	29,038,002	6.63%
Total Global Trading (Cost $58,654,971)				56,113,452
Multi-Strategy (32.47% of Members' Capital)
D.E. Shaw Composite Fund, LLC	7/1/2009	42,116,119		46,985,882	10.74%
Elliott Associates, LP	7/1/2009	57,221,797		69,952,276	15.99%
Taconic Opportunity Fund, LP	7/1/2009	23,269,621		25,115,558	5.74%
Total Multi-Strategy (Cost $122,607,537)				142,053,716
Total Investments (97.18% of Members' Capital) (Cost $379,291,998)				425,153,727
Other Assets in Excess of Liabilities (2.82% of Members' Capital)				12,342,093
Total Members' Capital (100%)				$437,495,820

For certain Investment Vehicles for which the Master Portfolio has a capital commitment, the Master Portfolio may allocate its pro-rata share of expenses prior to having to fund a capital call for such expenses. As of September 30, 2011, the Master Portfolio had no outstanding capital commitments.

All securities are non-income producing unless noted otherwise.

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments, continued
September 30, 2011
(Unaudited)

All securities are restricted unless noted otherwise and represent 97.18% of Total Members' Capital.

Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity of the Master Portfolio's investments.

(1)	Investment Vehicles in which ownership by the Master Portfolio exceeds 5%. Refer to Note 5, Investments in Portfolio Securities, for additional information.
(2)	Investment Vehicles in which ownership by the Master Portfolio exceeds 25%. Refer to Note 5, Investments in Portfolio Securities, for additional information.

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Six Months Ended September 30, 2011
(Unaudited)

Investment income:
Dividend income	$102,091
Interest income	6,077
Other income	939
Total investment income	109,107
Expenses:
Administration fees	311,966
Directors fees	83,150
Legal fees	228,471
Custodian fees	52,651
Insurance expense	134,820
Tax fees	48,196
Other expenses	43,410
Total expenses	902,664
Net investment loss	(793,557)
Net realized and unrealized gain (loss) from investments and affiliated investment:
Net realized loss from investments	(9,471,642)
Net realized gain from affiliated investment	2,623,569
Change in unrealized appreciation/depreciation from investments	(451,093)
Change in unrealized appreciation/depreciation from affiliated investment	(3,332,904)
Net realized and unrealized loss from investments and affiliated investment	(10,632,070)
Net decrease in members’ capital resulting from operations	$(11,425,627)

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statements of Changes in Members’ Capital

	Six Months Ended September 30, 2011 (Unaudited)
	Members	Managing Member	Total
Members’ capital at March 31, 2011	$716,213,209	$1,095	$716,214,304
Increase (decrease) from members’ capital transactions:
Contributions	4,150,034	—	4,150,034
Withdrawals	(271,442,805)	(86)	(271,442,891)
Net decrease in members’ capital from capital transactions	(267,292,771)	(86)	(267,292,857)
Decrease in members’ capital resulting from operations:
Net investment loss	(793,555)	(2)	(793,557)
Net realized loss from investments and affiliated investment	(6,848,059)	(14)	(6,848,073)
Change in unrealized appreciation/depreciation from investments and affiliated investment	(3,783,992)	(5)	(3,783,997)
Net decrease in members’ capital resulting from operations	(11,425,606)	(21)	(11,425,627)
Members’ capital at September 30, 2011	$437,494,832	$988	$437,495,820

	Year Ended March 31, 2011
	Members	Managing Member	Total
Members’ capital at March 31, 2010	$739,205,257	$1,074	$739,206,331
Increase (decrease) from members’ capital transactions:
Contributions	110,136,991	—	110,136,991
Withdrawals	(146,959,489)	—	(146,959,489)
Net decrease in members’ capital from capital transactions	(36,822,498)	—	(36,822,498)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(975,499)	—	(975,499)
Net realized gain from investments and affiliated investment	19,102,236	28	19,102,264
Change in unrealized appreciation/depreciation from investments and affiliated investment	(4,296,287)	(7)	(4,296,294)
Net increase in members’ capital resulting from operations	13,830,450	21	13,830,471
Members’ capital at March 31, 2011	$716,213,209	$1,095	$716,214,304

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Six Months Ended September 30, 2011
(Unaudited)

Cash flows from operating activities:
Net decrease in members’ capital resulting from operations	$(11,425,627)
Adjustments to reconcile net decrease in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(10,282,219)
Proceeds from disposition of investments	216,325,445
Net realized loss from investments and affiliated investment	6,848,073
Change in unrealized appreciation/depreciation from investments and affiliated investment	3,783,997
Decrease in interest receivable	1,020
Decrease in prepaid contributions to Investment Vehicles	10,000,000
Decrease in receivable from investments sold	14,862,913
Increase in prepaid expenses and other assets	(59,780)
Increase in administration fees payable	8,965
Decrease in accounts payable and accrued expenses	(51,070)
Net cash provided by operating activities	230,191,463
Cash flows from financing activities:
Proceeds from contributions	3,150,031
Payments for withdrawals	(266,486,287)
Net cash used in financing activities	(263,336,256)
Net decrease in cash and cash equivalents	(33,144,793)
Cash and cash equivalents at beginning of period	42,479,655
Cash and cash equivalents at end of period	$9,334,862

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
September 30, 2011
(Unaudited)

(1) Organization

Multi-Manager Master Portfolio, LLC (the “Master Portfolio” and formerly known as Growth Capital Master Portfolio, LLC) is a limited liability company organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (“SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act (collectively with the Master Portfolio, the “Portfolios”) and one feeder fund that is a limited duration company organized under Cayman law (Multi-Manager Cayman Portfolio, LDC, formerly known as Growth Capital Cayman Portfolio, LDC) and is used for investments in the Master Portfolio made by non-U.S. investors.

Under Delaware law and the Master Portfolio’s Limited Liability Company Agreement (the “LLC Agreement”), each member of the Master Portfolio is liable for the debts, obligations and liabilities of the Master Portfolio only to the extent of any contributions to the capital of the Master Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the Board (as hereinafter defined), may be obligated to return to the Master Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Master Portfolio exceed the fair market value of the Master Portfolio’s assets.

The Master Portfolio’s investment objective is to achieve growth of capital (see note 9). The Master Portfolio seeks to achieve its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives.

The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (“GenSpring”), a Florida limited liability company and majority-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), oversees the management of the day-to-day operations of the Master Portfolio.

GenSpring is the managing member of, and adviser to, the Master Portfolio (the “Managing Member” or “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Master Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Master Portfolio’s investment program, under the supervision of the Board.

Effective June 29, 2011 (the “Transfer Date”), the Master Portfolio transferred certain of its interests in Investment Vehicles having a value of approximately $53,625,000 as of June 30, 2011, to Growth Capital Portfolio Liquidating Trust (the “Trust”), a Delaware statutory trust. The purpose of the transfer was to maintain appropriate liquidity of the Master Portfolio and to facilitate its ability to provide liquidity to its members. The interests transferred to the Trust consisted of interests in Investment Vehicles that provided no rights to withdraw capital or had imposed extraordinary restrictions on withdrawals of capital. The Master Portfolio also transferred $2,800,000 of cash to the Trust to enable the Trust to pay anticipated expenses and meet anticipated liabilities. In exchange for the assets transferred to the Trust, the Master Portfolio received units of the Trust which were distributed to the Master Portfolio. Such units were then distributed on a pro rata basis to Multi-Manager Portfolio, LLC (one of the Portfolios) and to Multi-Manager Cayman Portfolio, LDC. Units of the Trust held by Multi-Manager Portfolio, LLC were then distributed by it to its members, and units of the Trust held by Multi-Manager Cayman Portfolio, LDC were then contributed to GCP SPV, Ltd. (the “SPV”), which is a Cayman Islands exempted company that was established by the Offshore

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

Portfolio solely for the purpose of holding units of the Trust. Shareholders of the Offshore Portfolio have been given shares of the SPV representing their pro rata interests in the assets of the Trust. As the Trust affects withdrawals of its capital from the Investment Vehicles, or is otherwise able to convert its assets into cash, holders of the units of the Trust, including the SPV and shareholders of the SPV, will receive cash distributions.

Under the Master Portfolio’s organizational documents, the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Portfolio. However, based on experience, the Managing Member expects the risk of loss to be remote. In addition, the Master Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Master Portfolio’s officers and directors duties and responsibilities for the Master Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the Master Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Master Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Cash Equivalents

The Master Portfolio considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) Investment Securities Transactions

The Master Portfolio records securities transactions on a trade-date basis.

Generally, the investments in Investment Vehicles are recorded whereby the Master Portfolio records the investment at its acquisition cost and adjusts for additional contributions to or withdrawals from the Investment Vehicles. Distributions from Investment Vehicles, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the characteristics of the distribution if such information is available. In cases where the characteristics of a distribution from an Investment Vehicle are not available, such distribution will be classified as investment income.

Realized gains and losses on investments, including Investment Vehicles, are calculated using the specific lot identification method to determine cost.

(d) Valuation of Investments

The valuation of the Master Portfolio’s investments is determined on the last business day of each month by the Master Portfolio’s Valuation Committee. The valuation procedures of the Master Portfolio with respect to the valuation of its underlying investments are considered by the Valuation Committee that was established to determine the valuation of the Master Portfolio’s underlying investments.

Investments held and valued by the Master Portfolio are as follows:

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

•	Investment Vehicles — Investments in Investment Vehicles are ordinarily carried at fair value based on the Master Portfolio’s ownership interest in the net asset value of the Investment Vehicle, as provided to the Master Portfolio by the investment managers or the administrators of such Investment Vehicles. These Investment Vehicles value their underlying investments in accordance with policies as described by such Investment Vehicles in their financial statements and operating agreements. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that Investment Vehicle. Based on this due diligence review of the Investment Vehicles, the Adviser reasonably believes that valuation policies of the Investment Vehicles in which the Master Portfolio invests require that portfolio securities that are publicly traded or traded through the dealer market are valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, are valued at their fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance/incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements.

The Adviser will also consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect fair value. Generally, the fair value of the Master Portfolio’s interest in an Investment Vehicle will represent the amount that the Adviser believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Because of the inherent uncertainty of valuation, fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be material.

•	Restricted Securities — All of the Master Portfolio’s investments, except for investments in open-end registered investment companies and exchange-traded funds (if any), are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
•	Mutual Funds — Investments in open-end investment companies are valued at net asset value.

Investment Vehicles held by the Master Portfolio may utilize various types of investments and investment strategies, including those described below. Although the Master Portfolio did not invest in any investments other than Investment Vehicles and mutual funds during the six months ended September 30, 2011, the Master Portfolio is permitted to directly invest in the same types of investments and investment strategies. The discussion below applies to the Investment Vehicles and to the Master Portfolio.

•	Securities Listed on a Securities Exchange or Over-the-Counter Exchanges — In general, the Investment Vehicles value securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite “bid” prices for securities held long, or their composite “ask” prices for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Investment Vehicle.
•	Short Sales — The Investment Vehicles may engage in short sales (selling securities they do not own) as a part of their normal investment activities. The Investment Vehicles incur a loss if the price of the security increases between the date of the short sale and the date on which the Investment Vehicle replaces the borrowed security. The Investment Vehicles realize a gain if the price of the

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Investment Vehicles.
•	Repurchase Agreements — The Investment Vehicles may purchase securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“Repurchase Agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a Repurchase Agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Investment Vehicles have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
•	Reverse Repurchase Agreements — The Investment Vehicles may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicles. Reverse Repurchase Agreements also involve the risk that the market value of the portfolio security sold by the Investment Vehicles may decline below the price of the securities the Investment Vehicles are obligated to purchase.
•	Distressed Securities — Certain companies in whose securities the Investment Vehicles may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the debt obligations and preferred stock in which the Investment Vehicles may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Vehicles experiencing greater risks than they would if investing in higher rated instruments, however this also may offer the potential for high returns.
•	Options — Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing bid and ask prices for such options on the date of determination or, if no such prices were quoted on such date, the mean between the bid and ask prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted are valued at their last closing bid prices if held long and at their last closing ask prices if held short.
•	Securities Lending — The Investment Vehicles may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Vehicles are entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Investment Vehicles an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Vehicles receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.

(e) Derivative Instruments and Hedging Activities

The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objectives. For the six months ended September 30, 2011, the Master Portfolio had no direct derivative activity.

(f) Foreign Currency Translation

The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the rate of exchange as of the reporting date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Master Portfolio does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts. For the six months ended September 30, 2011, the Master Portfolio had no foreign currency activity.

(g) Investment Income

For investments in securities, including shares of mutual funds, dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(h) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Portfolio bears all expenses incurred in its business, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

The Investment Vehicles bear various expenses in connection with their operations similar to those incurred by the Master Portfolio. The Investment Vehicles are managed by various investment managers who generally assess asset-based fees to and receive performance-based fees from the Investment Vehicles, which effectively reduce the investment return of the Investment Vehicles. These expenses and fees of the Investment Vehicles that are paid by their investors may be significant and are in addition to those incurred by the Master Portfolio itself and will not have any impact on the expense ratios presented in the financial highlights of the Master Portfolio.

(i) Income Taxes

The Master Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual members. Accordingly, no provision for income taxes has been made in the Master Portfolio’s financial statements. The Master Portfolio may serve as withholding agent for U.S. offshore withholding tax for the offshore feeder fund.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

The Managing Member has evaluated the tax positions expected to be taken in the course of preparing the Master Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Master Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Portfolio are recorded as a tax benefit or expense. For the six months ended September 30, 2011, the Master Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations (generally three years for federal income tax purposes) will be subject to examination by tax authorities.

(j) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(k) Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”), which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements has not yet been determined.

(3) Fair Value Measurements

The Master Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.
•	Level 2 — fair value of investments in Investment Vehicles that have the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date.
•	Level 3 — fair value of investments in Investment Vehicles that do not have the ability to redeem at net asset value within ninety days of the measurement date.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

As of September 30, 2011, there were no Level 1 securities held by the Master Portfolio.

The following is a summary categorization as of September 30, 2011, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 2	Level 3
	Investment Vehicles	Investment Vehicles	Total Investments
Investments
Credit Strategies
Distressed Debt	$—	$179,746	$179,746
Long-Short Credit	10,508,176	—	10,508,176
Mortgage Related	—	42,733,295	42,733,295
Equity Strategies
Long-Short Emerging	8,470,428	—	8,470,428
Long-Short Global	21,434,195	—	21,434,195
Long-Short Non-U.S.	—	19,285,312	19,285,312
Long-Short U.S.	32,690,828	59,560,287	92,251,115
Low Net Sector	10,034,754	—	10,034,754
Low Net U.S.	22,089,538	—	22,089,538
Global Trading
Energy	—	16,456,331	16,456,331
Global Macro	10,619,119	—	10,619,119
Managed Futures	29,038,002	—	29,038,002
Multi-Strategy
Multi-Strategy	69,952,276	72,101,440	142,053,716
Total Investments	$214,837,316	$210,316,411	$425,153,727

The categorization of investments between Levels 1 through 3 does not reflect the fact that some of the underlying investments held by the Investment Vehicles included in Level 3, if owned directly by the Master Portfolio, might be classified as Level 1 investments.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private investment companies and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock- ups or suspension of withdrawal rights under certain circumstances, additional consideration is given to these restrictions in the determination of fair value.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investment Vehicles
	Balance as of March 31, 2011	Gross Purchases	Gross Sales	Transfers In/(Out)		Net Realized Gains (Losses)	Change in Unrealized Appreciation/ Depreciation	Balance as of September 30, 2011
Investment Vehicles
Credit Strategies
Distressed Debt	$12,015,496	$179,746	$(10,880,424)	$—		$2,425,964	$(3,561,036)	$179,746
Long-Short Credit	11,707,315	—	(11,811,551)	—		2,326,702	(2,222,466)	—
Mortgage Related	39,476,060	10,000,000	(6,991,177)	—		1,573,421	(1,325,009)	42,733,295
Equity Strategies
Long-Short Emerging	9,929,584	—	—	(8,479,255	)(a)(b)	—	(1,450,329)	—
Long-Short Non-U.S.	19,804,799	—	—	—		—	(519,487)	19,285,312
Long-Short U.S.	14,912,001	—	(12,393,655)	58,013,894	(b)(c)	1,642,890	(2,614,843)	59,560,287
Global Trading
Energy	23,178,256	—	—	—		—	(6,721,925)	16,456,331
Multi-Strategy
Multi-Strategy	75,192,928	—	(1,219,757)	—		11,469	(1,883,200)	72,101,440
Special Situations
Environmental	30,454,857	—	(29,704,859)	—		(6,482,994)	5,732,996	—
Mortgage Related	874,049	—	(874,197)	—		77,962	(77,814)	—
Private Investments	1,196,416	—	(1,200,875)	—		(156,494)	160,953	—
Total Investment Vehicles	$238,741,761	$10,179,746	$(75,076,495)	$49,534,639		$1,418,920	$(14,482,160)	$210,316,411

Investment Vehicles by investment strategy category may not match the March 31, 2011 audited financial statements due to categorical changes made by the Adviser. These changes are assumed to have been made on April 1, 2011. The change in unrealized appreciation/depreciation from Level 3 investments held at September 30, 2011 is $(15,203,313). The amounts of net sales and net realized losses incurred by the Master Portfolio due to the transfer of Members’ Capital from the Master Portfolio to the Trust were $53,625,417 and $2,021,495, respectively.

(a)	Not determined to be a significant transfer.
(b)	The policy is to recognize transfers in and transfers out as of the end of the reporting period during which the event or change in circumstances that caused the transfer occurred.
(c)	Amount transferred in from Level 2 to Level 3 due to reduced liquidity based upon redemption terms which are tied to specific quarters during the fiscal year was $71,456,445. Amount transferred out was $13,442,551 and was not determined to be a significant transfer.

The net realized gains (losses) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations.

The Master Portfolio is permitted to measure the fair value of alternative investment entities that do not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent such as ownership interest in partners’ capital or members’ capital of the investment as of the reporting date as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Portfolio as of the valuation date. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the investor’s ability to withdraw its capital at the measurement date, any unfunded commitments, and the investment strategies of the investees. The Master Portfolio has invested in alternative

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as a practical expedient. A listing of such investments held by the Master Portfolio and their attributes as of September 30, 2011, are shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000's)	Remaining Life	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions And Terms*
Credit Strategies(a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$53,421	N/A	Quarterly – Annual	45 – 90 days	0 – 1 year; 5% – 25% limits on soft locks
Equity Strategies(b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	173,565	N/A	Monthly – Annual	30 – 90 days	0 – 1 year; 3 year rolling lock; up to 5% redemption fee
Global Trading(c)	Publicly traded equity securities issued by non-U.S. companies.	56,114	N/A	Daily – Monthly	3 – 90 days	0 – 2 years
Multi-Strategy(d)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	142,054	N/A	Quarterly – Semi-Annual	45 – 90 days	0 – 3 years; maximum withdrawal per quarter up to 6.25%
		$425,154

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. Certain Investment Vehicles may impose further restrictions on redemptions, commonly referred to as gates and lock-up periods. These restrictions may cause the Investment Vehicle to become less liquid, i.e., moving from a 90 day or less redemption period to greater than 90 days.

For each of the categories below (except where noted), the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

(a)	This category includes Investment Vehicles that invest primarily in fixed income securities including bonds, notes and debentures issued by U.S. and non U.S. corporations, debt securities, municipal securities, mortgage-backed securities and asset backed securities.
(b)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds.
(c)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds.
(d)	This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.

(4) Members’ Capital Accounts

(a) Issuance of Interests

Upon receipt from eligible investors of initial or additional capital contributions to purchase interests in the Master Portfolio (“Interests”), which contributions are generally accepted as of the first day of each month, the Master Portfolio issues new Interests. The required minimum initial and additional capital contribution amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Portfolio issues Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for Interests, and none is expected to develop. The Master Portfolio is not required, and does not intend, to hold annual meetings of its members. Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. The Master Portfolio reserves the right to reject any applications for subscriptions of Interests.

The $250,000 in contributions received in advance as of September 30, 2011 represents subscriptions for the Master Portfolio’s Interests received prior to the October 1, 2011 closing.

(b) Allocation of Profits and Losses

Net profits or net losses of the Master Portfolio are allocated among and credited to or debited against the capital accounts of all members as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the assets of the Master Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any capital contributions, which generally are made at the beginning of the month, and before any withdrawals of capital.

(c) Repurchase of Interests

From time to time, members have been provided with the opportunity to have all or any portion of their Interests repurchased by the Master Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers have been made on a semi-annual basis. However, no member has the right to require the Master Portfolio to repurchase its Interest. The Board, in its sole discretion, may elect to postpone, suspend or terminate an offer to repurchase Interests. Under the procedures that govern repurchase offers by the Master Portfolio, there will be a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Master Portfolio.

(5) Investments in Portfolio Securities

(a) Investment Activity

As of September 30, 2011, the Master Portfolio’s investments were primarily in Investment Vehicles. The agreements related to investments in Investment Vehicles provide for compensation to the Investment Vehicles’ managers/managing members or advisers in the form of management fees ranging from 1% to 2.5% of net assets annually. In addition, Investment Vehicles typically also provide for performance-based incentive fees/allocations ranging from 10% to 20% of an Investment Vehicle’s net profits, although it is possible that such ranges may be exceeded for certain Investment Vehicles.

For the six months ended September 30, 2011, the aggregate cost of purchases and proceeds from sales/withdrawals of investments were $10,282,219 and $216,325,445, respectively.

The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements. The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and as a result, the Master Portfolio is unable to calculate the year end

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of September 30, 2011 was $379,291,998, resulting in accumulated net unrealized appreciation of $45,861,729 consisting of $50,341,606 in gross unrealized appreciation and $4,479,877 in gross unrealized depreciation.

(b) Investment Vehicle Liquidity

The Investment Vehicles in which the Master Portfolio invests are generally illiquid. The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to sell Investment Vehicle interests, the Master Portfolio might obtain a less favorable price than that which prevailed when it decided to buy or sell.

The Investment Vehicles in which the Master Portfolio invests have a greater amount of both market and liquidity risk than many other investment instruments. These investments may trade, if at all, in a limited market and may not be able to be immediately liquidated by the Master Portfolio if needed. Values assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Adviser. The categories and percent of total investments in each are as follows at September 30, 2011:

Liquidity Categories	Investments	Category Definition
Category 1 Funds	88.91%	Investment Vehicles that have at least quarterly withdrawal rights and a lock up period of less than two years.
Category 2 Funds	0.00%	Investment Vehicles that have at least quarterly withdrawal rights after a maximum two-year lock up period.
Category 3 Funds	11.09%	Investment Vehicles that (i) have at least annual withdrawal rights after a lock up period of greater than two years or (ii) do not meet this definition or the definition of Categories 1 or 2.
	100.00%

Some of the Investment Vehicles may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Vehicles that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Vehicles themselves. Should the Master Portfolio seek to liquidate its investment in an Investment Vehicle that maintains these side pockets, the Master Portfolio might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Portfolio is permitted to fully liquidate its interest in the Investment Vehicle, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Vehicle’s investment manager.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

(c) Investment Ownership

At September 30, 2011, the Master Portfolio held certain investments in which it owns more than 5% of the investments’ capital. A listing of these investments (including activity for the six months ended September 30, 2011) is shown below:

			For the Six Months April 1, 2011 through September 30, 2011
Investments	Shares 9/30/2011	Fair Value 3/31/2011	Cost of Purchases	Cost of Sales	Change in Appreciation/ Depreciation	Realized Gain (Loss) on Investments	Fair Value 9/30/2011
Abbey Capital Macro Fund – Class A	100,713	$17,659,176	$—	$6,000,000	$(880,782)	$(159,275)	$10,619,119
Durban Capital, LP		5,311,807	—	—	(66,141)	—	5,245,666
Halcyon Asset Backed Value Fund, LP		22,242,134	—	—	238,413	—	22,480,547
Magnetar Structured Credit Fund, LP		10,209,092	10,000,000	—	43,656	—	20,252,748
P2 Capital II Fund, LP*		12,606,257	—	—	913,161	—	13,519,418
Sansar Capital Special Opportunity Fund, LP		9,929,584	—	—	(1,459,156)	—	8,470,428
		$77,958,050	$10,000,000	$6,000,000	$(1,210,849)	$(159,275)	$80,587,926

*	Ownership by the Master Portfolio exceeds 25% of the Investment Vehicle’s capital.

(6) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio does not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients a separate individualized fee for providing a variety of investment management services to them. The fee charged to the Adviser’s family office clients is not intended to cover the fees and expenses of the Adviser in providing investment management services to the Master Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $595,350 annual minimum fee.

The administration services fees are paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Master Portfolio. The total administration fees incurred for the six months ended September 30, 2011 were $311,966.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

(c) Compensation of Directors

The Master Portfolio, Multi-Manager Portfolio, LLC (formerly known as Growth Capital Portfolio, LLC) and Multi-Manager TEI Portfolio, LLC (formerly known as Growth Capital TEI Portfolio, LLC) together pay each of the Directors who is not an “interested person” of any of these companies, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $30,000 ($37,500 for the Board chairman), which is paid quarterly, a fee of $3,000 ($3,700 for the Board chairman and $3,500 for the Audit and Nominating Committee chairman) per regular Board meeting, a fee of $1,500 ($1,875 for the Board chairman) per off-cycle Board meeting, and a fee of $1,500 ($2,000 for the Audit and Nominating Committee chairman) per off-cycle Audit Committee meeting. The Master Portfolio, Multi-Manager Portfolio, LLC and Multi-Manager TEI Portfolio, LLC compensated the Directors $83,150 in meeting and retainer fees for the six months ended September 30, 2011.

(7) Indebtedness of the Fund

The Master Portfolio may borrow money in connection with its investment activities, for temporary cash management purposes, to meet withdrawal requests, or for temporary or emergency purposes. The Master Portfolio generally intends to borrow money only in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available. The Master Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of September 30, 2011, the Master Portfolio did not have a credit facility in place.

(8) Financial Highlights

Financial highlights are summarized as follows:

	Six Months ended September 30, 2011 (Unaudited)	Year ended March 31, 2011	Period ended March 31, 2010*
Net investment loss to average members’ capital(1)	(0.27)%	(0.13)%	(0.29)%
Gross expenses to average members’ capital(1)	0.31%	0.20%	0.37%
Net expenses to average members’ capital(1)	0.31%	0.20%	0.37%
Portfolio turnover(2)	1.87%	13.40%	8.85%
Total return(3)	(1.98)%	1.83%	7.46%
Members’ capital, end of period (in 000’s)	$437,496	$716,214	$739,206

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Master Portfolio commenced operations on July 1, 2009.
(1)	Average members’ capital is measured at the end of each month during the period. Ratios have been annualized for periods less than one year.
(2)	This ratio has not been annualized for periods less than one year.
(3)	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than one year.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2011
(Unaudited)

(9) Subsequent Events

The Master Portfolio accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $1,000,000 for November 1, 2011.

On September 21, 2011, the Master Portfolio commenced an offer (“Offer”) to repurchase up to $50,000,000 of outstanding Interests from its Members based on the estimated net asset value of such Interests calculated as of December 31, 2011. As of the October 19, 2011 expiration of the Offer, approximately $56,448,000 of Interests (based on the estimated net asset value of the Master Portfolio as of August 31, 2011) were tendered for repurchase by 99 Members, and such tendered Interests have been accepted by the Master Portfolio.

On August 30, 2011, the Board approved the revision of the investment objective of the Master Portfolio to better communicate its investment goals, effective November 1, 2011. This revision did not involve a material change in the investment program of the Master Portfolio, which continues to pursue its investment objective by investing its assets primarily in Investment Vehicles that are managed by multiple investment managers that pursue varying investment strategies. The revised investment objective of the Master Portfolio is to seek long-term capital appreciation, while attempting to reduce risk and volatility.

Management has evaluated events and transactions through the date these financial statements were issued for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
September 30, 2011
(Unaudited)

Directors and Officers

The Board has overall responsibilty for supervising the operations of the Master Portfolio. Each Director serves on the Board for a term of indefinite duration. The Board appoints the officers of the Master Portfolio who are responsible for the Master Portfolio’s day-to-day business decisions. The officers serve at the pleasure of the Board.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Portfolio as of September 30, 2011.

Asset Class(1)	Fair Value	%
Credit Strategies	$53,421,217	12.57
Equity Strategies	173,565,342	40.82
Global Trading	56,113,452	13.20
Multi-Strategy	142,053,716	33.41
	$425,153,727	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Portfolio.

Form N-Q Filings

The Master Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Form N-Q is available on the SEC website at http://www.sec.gov. The Master Portfolio’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at http://www.sec.gov.

Information regarding how the Master Portfolio voted proxies relating to portfolio securities during the period ended June 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at http://www.sec.gov.

Board of Directors Consideration of the Investment Advisory Agreement

At an in-person meeting of the Board held on June 8, 2011, the Board, including the Independent Directors, considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Portfolios and the Adviser for an additional annual period. In preparation for review of this agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the Advisory Agreement. The Independent Directors met in-person among themselves to review and discuss aspects of the materials, initially with, and later without, representatives of the Adviser being present. Representatives of the Adviser reviewed and discussed the materials provided to the Board and responded to questions from the Independent Directors relating to, among other things: the nature and scope of services provided by the Adviser; the investment performance of the Portfolios and comparative performance information; the expense ratios of the Portfolios and comparative expense information; the experience of the Adviser’s personnel providing services to the Portfolios; and the costs to the Adviser of providing services to the Portfolios.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
September 30, 2011
(Unaudited)

Further, the Board, including the Independent Directors, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process. The Independent Directors were advised and assisted at all times by independent legal counsel.

Following their review, the Independent Directors concluded that the Advisory Agreement continues to enable the Portfolios’ members to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of members and determined that the Advisory Agreement should be continued in effect for an additional year. The determination of the Independent Directors was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at the Meeting and at other meetings of the Board throughout the year. In reaching their determination, the Independent Directors considered the following factors, among others, and reached the following conclusions:

The nature, extent and quality of the advisory services provided.  The Independent Directors considered: the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and investment strategies; the Adviser’s disciplined investment approach and commitment to investment principles; the Adviser’s investment in and commitment to personnel, the Adviser’s compliance and risk management programs and compliance culture; and the Adviser’s oversight of and interaction with service providers. They also noted the Adviser’s commitment of organizational resources to the operation of the Portfolios, its responsiveness to matters relating to the Portfolios and its capability of providing the full range of services required under the Advisory Agreement.

The Independent Directors concluded that they were satisfied with the nature, extent and quality of the management and advisory service provided by the Adviser and also concluded that the Adviser would be able to provide during the coming year the same quality and scope of services as provided in the past.

The investment performance of the Portfolios.  The Independent Directors evaluated the information provided by the Adviser regarding the Portfolios’ investment performance and comparative information on the performance of other investment funds and relevant indices. They noted that the Portfolios have not yet completed two full years of operations and that this fact, together with the fact that the initial investment portfolio of the Master Portfolio represented existing assets of two private investment funds (including a significant investment in an investment fund that does not provide periodic liquidity) that were acquired by the Master Portfolio, makes it difficult to appraise investment performance of the Portfolios on a relative basis and, to a certain extent, has limited the ability of the Adviser to adjust portfolio holdings. The Independent Directors recognized that the investment performance of the Portfolios has not fully met expectations, but favorably viewed the fact that the Adviser has carefully reviewed its approach in managing the investments of the Master Portfolio and is implementing modifications intended to enhance the investment performance of the Portfolios.

The Independent Directors concluded that the Adviser should be capable of generating a level of long-term investment performance that is appropriate in light of the Portfolios’ investment objective, policies and strategies and fully competitive with comparable funds.

Costs of services provided and profits realized by the Adviser.  The Independent Directors reviewed the expense ratios of the Portfolios and comparative information regarding the expenses of other similar funds and noted that, unlike virtually all other funds, the Portfolios do not pay any fees for investment advisory services. Based on this review, they determined that the expense ratios of the Portfolios compare favorably to those of similar funds. In addition, the Independent Directors noted that because the Adviser is not paid any fees by the Portfolios, it does not realize any profits attributable to the Portfolios. For this reason, the Independent Directors noted that, regardless of any economies of scale in the Adviser’s costs of providing services to the Portfolios, there is no fee that could be reduced by the Adviser to permit the Portfolios to share

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
September 30, 2011
(Unaudited)

in those economies. However, the Independent Directors reviewed information relating to the fees that the Adviser charges to its client families and took cognizance of the fact that the Adviser’s fee schedule to client families for wealth management services includes breakpoints so that the effective fees paid by client families on larger accounts generally is reduced.

Benefits to the Adviser from its relationship with the Portfolios.  The Independent Directors did not identify any direct benefits that are realized by the Adviser from its relationship with the Portfolios. They recognized, however, that there may be certain indirect benefits to the Adviser that may be attributable to its relationship with the Portfolios. The Independent Directors determined that it was difficult to quantify any such benefits and believe that any such benefits would be reasonable and appropriate because they would result solely from services provided to the Portfolios pursuant to the Advisory Agreement and are consistent with benefits that other investment advisers may realize from their relationships with the investment companies that they advise. The Independent Directors also noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Portfolios.

Other considerations.  The Directors determined that the Adviser has made a continuing and substantial commitment both to the recruitment and retention of high quality personnel and has demonstrated its commitment to the management and successful operations of the Portfolios.

Based upon their consideration of all factors deemed relevant, including but not limited to those discussed above, the Independent Directors determined that approval of the continuance of the Advisory Agreement was in the best interest of the Portfolios and their members.

Know more. GenSpring

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable - only for annual reports.

Item 8. Portfolio Managers of the Master Portfolio.

The day-to-day management of the Master Portfolio’s portfolio is the responsibility of Jean Brunel, John Elmes, Michael Murgio, Chris Battifarano and John Tassone.

Jean L. P. Brunel, CFA – Chief Investment Officer:  Prior to assuming his new role with the Adviser, Jean was the managing principal of Brunel Associates, a firm offering wealth management consulting services to ultra affluent individuals. He spent the bulk of his career in the investment management group of J.P. Morgan, where he worked in the U.S. and abroad from 1976 until his retirement in the spring of 1999. In 1990, he assumed the position of chief investment officer of J.P. Morgan's global private bank. Prior to that, he had served in New York, Tokyo, Hong Kong, Singapore and Melbourne, in various investment and managerial capacities.  Jean is the editor of the Journal of Wealth Management, published by Institutional Investor Journals and was a Trustee of the Research Foundation of the CFA Institute from 2004 - 2009. Further, he authored "Integrated Wealth Management: The New Direction for Portfolio Managers" (a book published in 2002 and in 2005 – Second Edition – by Euromoney Books) and a number of peer-reviewed articles. Jean is the 2011 recipient of the C. Stewart Sheppard Award presented by the CFA Institute in recognition of outstanding contribution to continuing education in the CFA profession. He is actively involved with Fondation France Unitiative, a charitable organization based in France.  A graduate of Ecole des Hautes Etudes Commerciales in France, Jean holds an MBA from the Kellogg Graduate School of Management at Northwestern University and holds the Chartered Financial Analyst designation.

John T. Elmes, CFA – Head of Investments:  As Head of Investments, John has primary responsibility for managing and integrating the Adviser’s investment views and activities and for day to day management of the Adviser’s investment professionals.  As former co-chairman of the Mid Atlantic LFO, John Elmes had successfully transitioned his former practice and fostered its growth to $1.5 billion in assets under advisement.  Prior to joining the Adviser, John was a Director at Deutsche Bank Alex Brown in Baltimore, Maryland. John co-developed the Personal CFO group, which served families of significant wealth, offering investment, tax and estate planning services. John and his partner were managing in excess of $650 million for client families.  John is a Chartered Financial Analyst, a member of the CFA Institute, a member of the Washington Society of Investment Analysts, and a former board member of the Make a Wish Foundation of the Mid Atlantic. He is Series 3, 30 and 65 registered. John graduated summa cum laude from George Mason University School of Business with a Bachelor of Science degree in Finance and Investments.

Michael Murgio, CFA, CAIA – Director of Investments:  Mike joined the Adviser in 2002 and is currently the Adviser’s Director of Investments and a member of the Strategic Investment Advisory Committee.  In this capacity, he is responsible for the firm's asset allocation and portfolio construction decisions and is also an integral member of the Adviser’s Manager Selection Committee.  Mike represents the Adviser’s Investment Advisory Center on a quarterly basis with the Board, where he provides investment updates.  Prior to his role as Director of Investments, Mike oversaw GenSpring's Manager Selection Process, where he was responsible for oversight of approved managers, as well as the design and implementation of process enhancements.  Mike has spent the past eight years conducting diligence on many of GenSpring's external investment managers and is responsible today for maintaining coverage over some of the more significant investment relationships for the Adviser.  Prior to joining the Adviser, he spent three years performing equity research for SunTrust's Robinson Humphrey Capital Markets Division in Atlanta, Georgia.  Mike graduated magna cum laude with a BBA degree, majoring in finance, from The Florida State University, and has earned the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations.  He is a member of the CFA Society of South Florida.

Chris Battifarano, CFA, CAIA – Investment Partner & Portfolio Strategist: Chris joined the Adviser in 2001.  His primary responsibility is leading the Adviser’s due diligence and manager selection process globally, which covers traditional equity and fixed income mandates and alternative strategies. He also has responsibilities involving the Adviser’s global asset allocation and portfolio construction process.  He is the chairman of the Adviser’s Manager Selection Committee, and a voting member on the Portfolio Allocation and Construction Committee.  Prior to joining the Adviser, Chris was an equity research analyst with Stifel Nicolaus, formerly Ryan, Beck & Co. where he covered the telecommunications sector of investments.  Chris holds a BBA in Finance and an MBA with a specialization in Personal Financial Planning, both from the University of Miami.  Chris has also attained the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations. He is a member of the South Florida Society of Financial Analysts and has also passed FINRA Series 7 and Series 63 exams (currently inactive) as well the Florida Life Heath and Variable Annuities licensing requirements.

John Tassone, JD, CAIA – Chief Operating Officer – Investment Advisory Center: John is responsible for managing the Adviser’s investment platform operations and administration functions.  In addition, John is responsible for oversight of the Adviser’s Operational Due Diligence team.  He leads the IAC’s Risk Committee and is a voting member of the Manager Selection and Portfolio Construction Committees.  He is a graduate of Cornell University, earned an M.B.A. from Union University, and his J.D. from Albany Law School. He is currently a member of the bar in New York and Connecticut and holds the FINRA Series 65 license.  He is also a Chartered Alternative Investment Analyst (CAIA).

Management of Other Accounts.

The table below shows the number of other accounts managed by each portfolio manager of the Master Portfolio (other than the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio) and the approximate total assets in the accounts in each of the following categories: registered investment companies (other than the Master Portfolio and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio), other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Other Registered Investment Companies Managed by the Portfolio Managers		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio’s Portfolio Manager	Number	Total Assets	Number	Total Assets (mm)	Number	Total Assets

Jean L. P. Brunel	0	$0	10	$158.0	0	$0
John T. Elmes	0	$0	10	$158.0	0	$0
Michael J. Murgio	0	$0	10	$158.0	0	$0
Chris Battifarano	0	$0	10	$158.0	0	$0
John Tassone	0	$0	10	$158.0	0	$0

Securities Ownership of Portfolio Managers.

The table below shows the range of equity securities beneficially owned by each portfolio manager in the Master Portfolio as of September 30, 2011.

Portfolio Manager	Range of Securities Owned ($)
Jean L. P. Brunel	None
John T. Elmes	None
Michael Murgio	None
Chris Battifarano	None
John Tassone	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(c)
			Total Number	(d)
			of Shares	Maximum Number
			(or Units)	(or Approximate
			Purchases as	Dollar Value) of
	(a)	(b)	Part of	Shares (or Units)
	Total Number	Average Price	Publicly	that May Yet Be
	of Shares	Paid per	Announced	Purchased Under
	(or Units)	Share	Plans or	the Plans or
Period	Purchased	(or Unit)	Programs	Programs
April 1, 2011 through April 30, 2011	$-	N/A	N/A	N/A
May 1, 2011 through May 31, 2011	$-	N/A	N/A	N/A
June 1, 2011 through June 30, 2011	$56,425,417	N/A	N/A	N/A
July 1, 2011 through July 31, 2011	$214,769,351	N/A	N/A	N/A
August 1, 2011 through August 31, 2011	$-	N/A	N/A	N/A
September 1, 2011 through September 30, 2011	$-	N/A	N/A	N/A
Total	$271,194,768

Amount purchased in June 2011 is for transfers of members’ capital from the Master Portfolio to Growth Capital Liquidating Trust.  The purpose of the transfer was to maintain appropriate liquidity of the Master Portfolio and to facilitate its ability to provide liquidity to its members.  Amount purchased in July 2011 is for a tender offer approved by the Board of Trustees to repurchase a designated amount of interests of the Master Portfolio.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable - only effective for annual reports.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Multi-Manager Master Portfolio, LLC

By (Signature and Title)*  /s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Maria Elena Lagomasino
Maria Elena Lagomasino, President

Date November 30, 2011

By (Signature and Title)*  /s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date November 30, 2011

* Print the name and title of each signing officer under his or her signature.